UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 2, 2022

CVS HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island	02895
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 8 - Other Events

Item 8.01. Other Events

On August 2, 2022, CVS Health Corporation (“CVS Health”, or the “Company”) announced that it will redeem for cash all of its 2.750% Senior Notes due December 1, 2022 (the “2.750% Notes”) and its 4.750% Senior Notes due December 1, 2022 (the “4.750% Notes” and, together with the 2.750% Notes, the “CVS Notes”). The Company also announced that Omnicare, LLC, formerly known as Omnicare, Inc., a wholly-owned subsidiary of the Company (“Omnicare”), will redeem for cash all of Omnicare’s 4.750% Senior Notes due December 1, 2022 (the “Omnicare Notes” and, together with the CVS Notes, the “Notes”). The redemptions will occur on or about September 1, 2022. Notices of redemption for the CVS Notes will be sent by The Bank of New York Mellon Trust Company, National Association, as trustee. Notices of redemption for the Omnicare Notes will be sent by U.S. Bank Trust Company, National Association, as trustee.

The aggregate principal amounts outstanding of the 2.750% Notes, 4.750% Notes and Omnicare Notes are $1.25 billion, $387,285,000 and $12,134,000, respectively. The Notes will be redeemed at a redemption price equal to 100% of the principal amount of the Notes being redeemed, plus any interest accrued and unpaid to, but excluding, the redemption date. The Company expects to fund the redemption of the Notes from available cash.

Cautionary Statement Concerning Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Actual results may differ materially from those contemplated by the forward-looking statements for a number of reasons as described in our Securities and Exchange Commission filings, including those set forth in the Risk Factors section and under the heading “Cautionary Statement Concerning Forward-Looking Statements” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

You are cautioned not to place undue reliance on CVS Health’s forward-looking statements. CVS Health’s forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. CVS Health does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date:	August 2, 2022	By:	/s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President and Chief Financial Officer